Investment Portfolioas of August 31, 2026 (Unaudited)
DWS CROCI® Equity Dividend Fund
	Shares	Value ($)

Common Stocks 99.6%
Communication Services 1.7%
Wireless Telecommunication Services 1.7%
T-Mobile U.S., Inc.	83,511	15,068,725
Consumer Discretionary 13.3%
Distributors 2.3%
Genuine Parts Co.	146,364	19,857,204
Hotels, Restaurants & Leisure 6.0%
Darden Restaurants, Inc.	83,477	17,885,782
Las Vegas Sands Corp.	372,896	16,336,574
Royal Caribbean Cruises Ltd.	67,676	18,187,248
		52,409,604
Leisure Products 2.7%
Hasbro, Inc.	245,146	23,068,238
Specialty Retail 2.3%
Lowe's Companies, Inc.	98,813	20,227,021
Consumer Staples 12.9%
Beverages 7.9%
Brown-Forman Corp. "B"	621,976	16,525,902
Constellation Brands, Inc. "A"	120,984	15,802,930
Molson Coors Beverage Co. "B" (a)	489,578	19,465,621
PepsiCo, Inc.	118,775	16,668,884
		68,463,337
Food Products 5.0%
Kraft Heinz Co.	781,011	20,048,553
The J.M. Smucker Co.	179,538	23,548,204
		43,596,757
Energy 6.4%
Oil, Gas & Consumable Fuels 6.4%
Devon Energy Corp.	435,004	21,102,044
EOG Resources, Inc.	115,158	16,693,304
ONEOK, Inc.	181,504	17,426,199
		55,221,547
Financials 10.7%
Banks 8.3%
Bank of America Corp.	265,504	16,445,318
JPMorgan Chase & Co.	59,253	21,095,253
U.S. Bancorp.	297,773	18,336,861
Wells Fargo & Co.	185,925	16,062,061
		71,939,493

Capital Markets 2.4%
State Street Corp.	109,889	21,030,557
Health Care 20.3%
Biotechnology 5.3%
Amgen, Inc.	55,100	23,686,388
Gilead Sciences, Inc.	151,412	22,157,632
		45,844,020
Health Care Equipment & Supplies 2.5%
Medtronic PLC	240,770	21,825,800
Pharmaceuticals 12.5%
Bristol-Myers Squibb Co.	332,165	22,191,944
Merck & Co., Inc.	160,033	23,646,476
Pfizer, Inc.	808,407	23,007,263
Viatris, Inc.	1,176,873	19,430,173
Zoetis, Inc.	266,284	20,530,497
		108,806,353
Industrials 8.5%
Aerospace & Defense 2.3%
Lockheed Martin Corp.	35,879	20,136,371
Machinery 4.1%
Otis Worldwide Corp.	220,655	15,695,190
Pentair PLC	325,359	19,671,205
		35,366,395
Professional Services 2.1%
Paychex, Inc.	141,906	18,070,310
Information Technology 18.9%
IT Services 9.3%
Accenture PLC "A"	141,912	26,929,221
Amdocs Ltd.	385,136	24,286,676
Cognizant Technology Solutions Corp. "A"	460,720	29,753,298
		80,969,195
Semiconductors & Semiconductor Equipment 4.0%
Skyworks Solutions, Inc. (a)	270,231	18,108,179
Texas Instruments, Inc.	61,823	16,130,239
		34,238,418
Software 2.7%
Gen Digital, Inc.	760,397	23,572,307
Technology Hardware, Storage & Peripherals 2.9%
HP, Inc.	835,192	25,072,464
Materials 4.7%
Chemicals 2.2%
PPG Industries, Inc.	174,633	19,588,584
Containers & Packaging 2.5%
Amcor PLC	468,589	21,503,549

Utilities 2.2%
Gas Utilities 2.2%
Atmos Energy Corp.	113,284	18,819,871
Total Common Stocks (Cost $787,856,328)		864,696,120

Securities Lending Collateral 1.2%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.59% (b) (c) (Cost $10,786,900)	10,786,900	10,786,900

Cash Equivalents 0.4%
DWS Central Cash Management Government Fund, 3.7% (b) (Cost $3,290,000)	3,290,000	3,290,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $801,933,228)	101.2	878,773,020
Other Assets and Liabilities, Net	(1.2)	(10,186,507)
Net Assets	100.0	868,586,513
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended August 31, 2026 are as follows:
Value ($) at 11/30/2025	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 8/31/2026	Value ($) at 8/31/2026
Securities Lending Collateral 1.2%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.59% (b) (c)
15,736,500	—	4,949,600 (d)	—	—	27,006	—	10,786,900	10,786,900
Cash Equivalents 0.4%
DWS Central Cash Management Government Fund, 3.7% (b)
3,122,502	89,827,042	89,659,544	—	—	119,666	—	3,290,000	3,290,000
18,859,002	89,827,042	94,609,144	—	—	146,672	—	14,076,900	14,076,900

(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at August 31, 2026 amounted to $27,019,359, which is 3.1% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)
Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $17,009,836.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended August 31, 2026.

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of August 31, 2026 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$864,696,120	$—	$—	$864,696,120
Short-Term Investments (a)	14,076,900	—	—	14,076,900
Total	$878,773,020	$—	$—	$878,773,020

(a)	See Investment Portfolio for additional detailed categorizations.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
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